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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) January 26, 1999
                                                 ----------------


                            CASE CREDIT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           33-80775-01                                76-0394710
----------------------------------      ----------------------------------------
     (Commission File Number)             (I.R.S. Employer Identification No.)


   233 Lake Avenue, Racine, Wisconsin                     53403
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(Address of Principal Executive Offices)                (Zip Code)


                                 (414) 636-6011
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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

Item 5.   Other Events.

     On January 26, 1999, Case Credit Corporation ("Case Credit") announced its unaudited financial results for the year ended December 31, 1998. This announcement is filed as an exhibit hereto and is hereby incorporated by reference.

     The following tables summarize the earnings and financial position of Case Credit and consolidated subsidiaries as of December 31, 1998 and for the three months and the year ended December 31, 1998.

                      SUMMARY INCOME STATEMENT DATA
                                (Millions)
                               (Unaudited)

                                          Three Months
                                              Ended     Year Ended
                                          December 31   December 31
                                          -----------   -----------
                                          1998   1997   1998   1997
                                          -----  -----  -----  -----
Revenues
   Interest income and other              $ 113  $  71  $ 377  $ 272
                                          -----  -----  -----  -----
Total                                       113     71    377    272
                                          =====  =====  =====  =====
Costs and Expenses
   Selling, general and administrative       23      7     56     29
   Interest expense                          40     26    143     98
   Other, net                                15      7     47     23
                                          -----  -----  -----  -----
Total                                        78     40    246    150
                                          =====  =====  =====  =====

Income before taxes                          35     31    131    122
Income tax provision                         12     11     46     40
                                          -----  -----  -----  -----
Net Income                                $  23  $  20  $  85  $  82
                                          =====  =====  =====  =====

                                                                 Form 8-K page 2

                     SUMMARY BALANCE SHEET DATA
                             (Millions)
                             (Unaudited)

                                                        December 31
                                                        -----------
                                                       1998     1997
                                                       ----     ----
Assets
   Cash and cash equivalents                          $   35   $   67
   Accounts, notes receivable and other - net          2,527    2,045
   Property, plant and equipment - net                     3        3
   Equipment on operating leases - net                   468      179
   Other assets                                          227       68
                                                      ------   ------

Total                                                 $3,260   $2,362
                                                      ======   ======

Liabilities and Equity
   Current maturities of long-term debt              $    --   $   --
   Short-term debt                                       550    1,147
   Accounts payable and other accrued liabilities         87       94
   Long-term debt                                      2,108      735
   Other liabilities                                      56       29
                                                      ------   ------
      Total Liabilities                                2,801    2,005
   Equity                                                459      357
                                                      ------   ------
Total                                                 $3,260   $2,362
                                                      ======   ======

                                                                 Form 8-K page 3

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

  (c) Exhibits.

Exhibit
  No.       Document Description
-------     --------------------

99             Press Release of Case Credit dated January 26, 1999.

                                                                 Form 8-K page 4

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CASE CREDIT CORPORATION



Dated: February 3, 1999       By:  /s/ Kevin J. Hallagan
                                  _______________________________________
                                       Kevin J. Hallagan
                                       Vice President and Secretary

                                                                 Form 8-K page 5

                               INDEX TO EXHIBITS

Exhibit
  No.       Document Description
-------     --------------------

99             Press release dated January 26, 1999 of Case Credit Corporation.

                                                                 Form 8-K page 6